Exhibit 99.1

Union Pacific Reports Third Quarter 2015 Results

Third Quarter Diluted Earnings per Share down 2 Percent

FOR IMMEDIATE RELEASE

Third Quarter Results

•	Diluted earnings per share of $1.50 declined 2 percent.
•	Operating income totaled $2.2 billion, down 5 percent.
•	Operating ratio of 60.3 percent, improved 2 points.

Omaha, Neb., October 22, 2015 – Union Pacific Corporation (NYSE: UNP) today reported 2015 third quarter net income of $1.3 billion, or $1.50 per diluted share, compared to $1.4 billion, or $1.53 per diluted share, in the third quarter 2014.

“Total volumes decreased about 6 percent in the quarter, more than offsetting another quarter of solid core pricing gains,” said Lance Fritz, Union Pacific chairman, president and chief executive officer.  “On the cost side, we’ve made significant progress aligning our resources to current demand, and I am pleased to report a quarterly record operating ratio of 60.3 percent.”

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Third Quarter Summary

Operating revenue of $5.6 billion was down 10 percent in the third quarter 2015 compared to the third quarter 2014.  Third quarter business volumes, as measured by total revenue carloads, declined about 6 percent compared to 2014.  Volume declined in each of the Company’s business groups with the exception of automotive.  In addition:

•	Quarterly freight revenue decreased 10 percent compared to the third quarter 2014, as volume declines, lower fuel surcharge revenue, and negative business mix more than offset core pricing gains.
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Union Pacific’s 60.3 percent operating ratio was an all-time quarterly record, 2 points better than the third quarter 2014 and 1.1 points better than the previous all-time quarterly record set in the fourth quarter 2014.  The operating ratio benefited by about 1.5 points from the net impact of lower fuel prices during the quarter.

•	The $1.81 per gallon average quarterly diesel fuel price in the third quarter 2015 was 40 percent lower than the third quarter 2014.
•	Quarterly train speed, as reported to the Association of American Railroads, was 25.6 mph, 8 percent faster compared with the third quarter 2014.
•	The Company repurchased 13.8 million shares in the third quarter 2015 at an aggregate cost of more than $1.2 billion.

Summary of Third Quarter Freight Revenues

•	Automotive flat
•	Agricultural Products down 4 percent
•	Chemicals down 6 percent
•	Intermodal down 11 percent
•	Industrial Products down 16 percent
•	Coal down 18 percent

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2015 Outlook

“We’ve made great progress in meeting this year’s challenges,” Fritz said.  “As we finish 2015 and head toward next year, we continue to face many uncertainties.  Energy prices, the consumer economy, grain markets and the strength of the U.S. dollar will all be key to future demand.  Over the long term, we are well positioned to safely provide our customers with excellent service, while delivering strong value to our shareholders.”

Third Quarter 2015 Earnings Conference Call

Union Pacific will host its third quarter 2015 earnings release presentation live over the Internet and via teleconference on Thursday, October 22, 2015 at 8:45 a.m. Eastern Time.  The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor.  Alternatively, the webcast can be accessed directly through the following link.  Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2005-2014, Union Pacific invested more than $31 billion in its network and operations to support America’s transportation infrastructure.  The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific  serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Union Pacific Investor contact: Mike Staffenbeal at 402-544-4227.

Union Pacific Media contact: Aaron Hunt at 402-544-0100.

Supplemental financial information is attached.

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This presentation and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to economic conditions, government regulation, and demand levels; and its ability to generate financial returns, improve network performance and cost efficiency, and provide returns to its shareholders.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2014, which was filed with the SEC on February 6, 2015.  The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2015	2014	%		2015	2014	%
Operating Revenues
Freight revenues	$5,215	$5,819	(10)%		$15,534	$16,766	(7)%
Other revenues	347	363	(4)		1,071	1,069	-
Total operating revenues	5,562	6,182	(10)		16,605	17,835	(7)
Operating Expenses
Compensation and benefits	1,267	1,287	(2)		3,941	3,787	4
Purchased services and materials	589	650	(9)		1,832	1,893	(3)
Fuel	484	882	(45)		1,589	2,726	(42)
Depreciation	507	481	5		1,495	1,415	6
Equipment and other rents	302	310	(3)		925	938	(1)
Other	205	242	(15)		689	696	(1)
Total operating expenses	3,354	3,852	(13)		10,471	11,455	(9)
Operating Income	2,208	2,330	(5)		6,134	6,380	(4)
Other income	30	20	50		198	80	F
Interest expense	(157)	(144)	9		(458)	(415)	10
Income before income taxes	2,081	2,206	(6)		5,874	6,045	(3)
Income taxes	(781)	(836)	(7)		(2,219)	(2,296)	(3)
Net Income	$1,300	$1,370	(5)%		$3,655	$3,749	(3)%

Share and Per Share
Earnings per share - basic	$1.51	$1.53	(1)%		$4.19	$4.16	1%
Earnings per share - diluted	$1.50	$1.53	(2)		$4.18	$4.14	1
Weighted average number of shares - basic	862.9	893.2	(3)		871.5	900.9	(3)
Weighted average number of shares - diluted	865.8	896.9	(3)		874.6	904.8	(3)
Dividends declared per share	$0.55	$0.50	10		$1.65	$1.41	17

Operating Ratio	60.3%	62.3%	(2.0)	pts	63.1%	64.2%	(1.1)	pts
Effective Tax Rate	37.5%	37.9%	(0.4)	pts	37.8%	38.0%	(0.2)	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2015	2014	%	2015	2014	%
Freight Revenues (Millions)
Agricultural Products	$880	$915	(4)%	$2,686	$2,759	(3)%
Automotive	529	527	-	1,605	1,560	3
Chemicals	882	936	(6)	2,684	2,742	(2)
Coal	898	1,099	(18)	2,492	3,049	(18)
Industrial Products	979	1,161	(16)	2,966	3,302	(10)
Intermodal	1,047	1,181	(11)	3,101	3,354	(8)
Total	$5,215	$5,819	(10)%	$15,534	$16,766	(7)%
Revenue Carloads (Thousands)
Agricultural Products	232	239	(3)%	702	721	(3)%
Automotive	214	204	5	638	600	6
Chemicals	278	288	(3)	828	841	(2)
Coal	398	466	(15)	1,106	1,313	(16)
Industrial Products	319	363	(12)	933	1,033	(10)
Intermodal*	898	936	(4)	2,652	2,693	(2)
Total	2,339	2,496	(6)%	6,859	7,201	(5)%
Average Revenue per Car
Agricultural Products	$3,793	$3,836	(1)%	$3,825	$3,828	-%
Automotive	2,469	2,590	(5)	2,516	2,600	(3)
Chemicals	3,165	3,249	(3)	3,239	3,261	(1)
Coal	2,259	2,362	(4)	2,254	2,323	(3)
Industrial Products	3,073	3,195	(4)	3,179	3,195	(1)
Intermodal*	1,166	1,260	(7)	1,169	1,245	(6)
Average	$2,229	$2,331	(4)%	$2,265	$2,328	(3)%

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Sep. 30,	Dec. 31,
Millions, Except Percentages	2015	2014
Assets
Cash and cash equivalents	$1,078	$1,586
Other current assets	2,864	3,093
Investments	1,373	1,390
Net properties	48,149	46,272
Other assets	299	375
Total assets	$53,763	$52,716

Liabilities and Common Shareholders' Equity
Debt due within one year	$521	$462
Other current liabilities	2,987	3,303
Debt due after one year	12,798	11,018
Deferred income taxes	15,062	14,680
Other long-term liabilities	1,796	2,064
Total liabilities	33,164	31,527
Total common shareholders' equity	20,599	21,189
Total liabilities and common shareholders' equity	$53,763	$52,716

Debt to Capital	39.3%	35.1%
Adjusted Debt to Capital*	44.5%	41.3%

*  Adjusted Debt to Capital is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2015	2014
Operating Activities
Net income	$3,655	$3,749
Depreciation	1,495	1,415
Deferred income taxes	355	289
Other - net	120	(95)
Cash provided by operating activities	5,625	5,358

Investing Activities
Capital investments	(3,323)	(3,226)
Other - net	73	(99)
Cash used in investing activities	(3,250)	(3,325)

Financing Activities
Debt issued	2,243	2,588
Common shares repurchased	(2,795)	(2,312)
Dividends paid*	(1,877)	(1,186)
Debt repaid	(436)	(678)
Other - net	(18)	10
Cash used in financing activities	(2,883)	(1,578)

Net Change in Cash and Cash Equivalents	(508)	455
Cash and cash equivalents at beginning of year	1,586	1,432
Cash and Cash Equivalents at End of Period	$1,078	$1,887

Free Cash Flow**
Cash provided by operating activities	$5,625	$5,358
Cash used in investing activities	(3,250)	(3,325)
Dividends paid*	(1,877)	(1,186)
Free cash flow	$498	$847

*The 2015 dividends paid amount includes the fourth quarter 2014 dividend of $438 million, which was paid on January 2, 2015, the first quarter 2015 dividend of $484 million, which was paid on March 30, 2015, the second quarter 2015 dividend of $479 million, which was paid on June 30, 2015, as well as the third quarter 2015 dividend of $476 million, which was paid on September 30, 2015. Beginning in 2015, the timing of the dividend declaration and payable dates was aligned to occur within the same quarter.

**Free cash flow is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2015	2014	%	2015	2014	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	238,001	259,969	(8)%	702,822	752,638	(7)%
Employees (average)	47,515	47,550	-	48,446	46,922	3
GTMs (millions) per employee	5.01	5.47	(8)	14.51	16.04	(10)

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 1.81	$ 3.01	(40)%	$ 1.92	$ 3.08	(38)%
Fuel consumed in gallons (millions)	261	283	(8)	807	860	(6)
Fuel consumption rate*	1.097	1.091	1	1.149	1.143	1

AAR Reported Performance Measures
Average train speed (miles per hour)	25.6	23.8	8%	24.9	24.1	3%
Average terminal dwell time (hours)	28.7	29.7	(3)	29.2	30.1	(3)

Revenue Ton-Miles (Millions)
Agricultural Products	22,095	22,552	(2)%	66,358	69,363	(4)%
Automotive	4,446	4,183	6	13,489	12,481	8
Chemicals	17,697	19,159	(8)	54,583	56,823	(4)
Coal	42,215	50,660	(17)	115,157	140,916	(18)
Industrial Products	19,280	22,859	(16)	58,782	65,876	(11)
Intermodal	19,915	21,192	(6)	59,948	62,452	(4)
Total	125,648	140,605	(11)%	368,317	407,911	(10)%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2015
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,251	$5,068	$5,215	$15,534
Other revenues	363	361	347	1,071
Total operating revenues	5,614	5,429	5,562	16,605
Operating Expenses
Compensation and benefits	1,369	1,305	1,267	3,941
Purchased services and materials	643	600	589	1,832
Fuel	564	541	484	1,589
Depreciation	491	497	507	1,495
Equipment and other rents	311	312	302	925
Other	259	225	205	689
Total operating expenses	3,637	3,480	3,354	10,471
Operating Income	1,977	1,949	2,208	6,134
Other income	26	142	30	198
Interest expense	(148)	(153)	(157)	(458)
Income before income taxes	1,855	1,938	2,081	5,874
Income taxes	(704)	(734)	(781)	(2,219)
Net Income	$1,151	$1,204	$1,300	$3,655

Share and Per Share
Earnings per share - basic	$1.31	$1.38	$1.51	$4.19
Earnings per share - diluted	$1.30	$1.38	$1.50	$4.18
Weighted average number of shares - basic	879.3	872.2	862.9	871.5
Weighted average number of shares - diluted	882.8	875.2	865.8	874.6
Dividends declared per share	$0.55	$0.55	$0.55	$1.65

Operating Ratio	64.8%	64.1%	60.3%	63.1%
Effective Tax Rate	38.0%	37.9%	37.5%	37.8%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2015
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural Products	$939	$867	$880	$2,686
Automotive	516	560	529	1,605
Chemicals	897	905	882	2,684
Coal	915	679	898	2,492
Industrial Products	1,017	970	979	2,966
Intermodal	967	1,087	1,047	3,101
Total	$5,251	$5,068	$5,215	$15,534
Revenue Carloads (Thousands)
Agricultural Products	245	225	232	702
Automotive	202	222	214	638
Chemicals	267	283	278	828
Coal	399	309	398	1,106
Industrial Products	306	308	319	933
Intermodal*	812	942	898	2,652
Total	2,231	2,289	2,339	6,859
Average Revenue per Car
Agricultural Products	$3,838	$3,844	$3,793	$3,825
Automotive	2,553	2,528	2,469	2,516
Chemicals	3,362	3,197	3,165	3,239
Coal	2,293	2,197	2,259	2,254
Industrial Products	3,325	3,144	3,073	3,179
Intermodal*	1,191	1,154	1,166	1,169
Average	$2,354	$2,213	$2,229	$2,265

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
	Sep. 30,	Dec. 31,
Millions, Except Percentages	2015	2014
Debt (a)	$13,319	$11,480
Equity	20,599	21,189
Capital (b)	$33,918	$32,669
Debt to capital (a/b)	39.3%	35.1%

*  Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
	Sep. 30,	Dec. 31,
Millions, Except Percentages	2015	2014
Debt	$13,319	$11,480
Net present value of operating leases	2,719	2,902
Unfunded pension and OPEB	455	523
Adjusted debt (a)	16,493	14,905
Equity	20,599	21,189
Adjusted capital (b)	$37,092	$36,094
Adjusted debt to capital (a/b)	44.5%	41.3%

*  Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 4.9% at September 30, 2015, and 5.3% at December 31, 2014. The discount rate reflects our effective interest rate. Management believes this is an important measure in evaluating the total amount of leverage in our capital structure including off-balance sheet lease obligations.